UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 20, 2006

ACTEL CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-21970	77-0097724
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2061 Stierlin Court, Mountain View, California		94043-4655
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-318-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 20, 2006, Actel Corporation’s Board of Directors approved the compensation for the Board’s Special Committee, which was appointed on September 22, 2006, to review Actel’s historical stock option grant practices and related accounting. The approved compensation is a base retainer of $10,000 for each Special Committee member, plus an additional retainer of $10,000 for the Chairman; and a meeting fee of $2,000 for each meeting attended in person and of $1,000 for each meeting attended telephonically.

Item 2.02 Results of Operations and Financial Condition.

On October 24, 2006, Actel announced its preliminary unaudited financial results for the quarter ended October 1, 2006. These results are preliminary because, as previously announced, a Special Committee of the Board of Directors is reviewing Actel’s historical stock option grant practices and related accounting. This review may result in prior period non-cash stock compensation charges and related tax effects, which could affect the preliminary unaudited third quarter 2006 results. In addition, Actel anticipates that, as a result of the ongoing options review, it will not file on a timely basis its Quarterly Report on Form 10-Q for the quarter ended October 1, 2006.
The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2006, Actel’s Board of Directors amended Section 3.12 of Actel’s Bylaws (Board Action by Written Consent Without a Meeting) to expressly permit Board consents by electronic transmission that satisfies the requirements of Sections 20 and 21 of the California Corporations Code. The amendment was effective immediately. The purpose of the amendment was to permit Directors to consent by email to Board actions taken by unanimous written consent without a meeting.
Section 3.12 of the Bylaws now reads as follows: "BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action, including by electronic transmission that satisfies the requirements of Sections 20 and 21 of the California Corporations Code. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board."

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.
Exhibit Number Description

99.1 Press release dated October 24, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTEL CORPORATION

October 24, 2006	By:	/s/ Jon A. Anderson

Name: Jon A. Anderson
Title: Vice President of Finance

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 24, 2006